EXHIBIT 99.4

Pro Forma Unaudited Combined Condensed Balance Sheet as of June 30, 1997.

         The following unaudited pro forma combined condensed balance sheet information reflects (i) the historical consolidated balance sheets of Sovereign and Bankers as of June 30, 1997 and (ii) the pro forma combined condensed balance sheet of Sovereign as of such date, after giving effect to the Merger. The Merger has been reflected as a pooling of interests effective as of June 30, 1997.

                        Pro Forma Unaudited Balance Sheet
                               As of June 30, 1997
                                 (In thousands)


                                                                                               Sovereign
                                                                             Pro                  and
                                                                            Forma               Bankers
                                            Sovereign      Bankers       Adjustments           Combined
                                            ---------      -------       -----------           ----------
Cash and amounts due from
  depository institutions ...........      $   133,910    $   15,126     $      -            $   149,036
Investment and mortgage-backed
  securities ........................        3,661,919       971,011            (291)(2)       4,632,930
Loans ...............................        6,829,705     1,540,362            -              8,370,067
Allowance for possible loan losses ..          (48,948)       (7,689)           -                (56,637)
Goodwill and other intangible
  assets ............................          108,041         3,009            -                111,050
Other assets ........................          213,945        45,016            -                258,961
                                           -----------    ----------     -----------         -----------
TOTAL ASSETS ........................      $10,898,572    $2,566,835            (291)        $13,465,407
                                           ===========    ==========     ===========         ===========
Deposits ............................      $ 5,856,717    $1,656,927     $      -            $ 7,513,644
Borrowings ..........................        4,345,152       678,806            -              5,023,958
Other liabilities ...................           65,098        27,566            -                 92,664
                                           -----------    ----------     -----------         -----------
TOTAL LIABILITIES ...................       10,266,967     2,363,299            -             12,630,266
TRUST PREFERRED SECURITIES ..........           97,568           -
                                            ----------    --------
Preferred stock .....................           96,441           -              -                 96,441
Common stock (1) ....................          301,749       101,281         (25,170)(2)(3)      378,151
Unallocated common stock held by
  ESOP ..............................          (33,091)           -             -                (33,091)
Treasury stock ......................             (147)      (24,879)         24,879(3)             (147)
Unrecognized gain on investments ....            4,537          (613)           -                  3,924
Retained earnings ...................          164,548       127,747            -                292,295
                                           -----------    ----------     -----------         -----------
TOTAL SHAREHOLDERS' EQUITY ..........          534,037       203,536            (291)            737,573
                                           -----------    ----------     -----------         -----------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY ............................      $10,898,572    $2,566,835     $      (291)        $13,465,407
                                           ===========    ==========     ===========         ===========

------------------------

(1) Sovereign common stock has no par value; accordingly, amounts shown include surplus.

(2) Represents cancellation of Sovereign's investment in Bankers common stock.

(3)      Represents cancellation of treasury shares of Bankers.




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Pro Forma Unaudited Combined Condensed Statements of Income for
the Six Months Ended June 30, 1997 and 1996 and the Years Ended
December 31, 1996, 1995, and 1994.

         The following unaudited pro forma combined condensed statements of income reflect the historical consolidated statements of income of Sovereign and Bankers, as indicated below, for each period presented and the pro forma combined condensed statements of income of Sovereign, after giving effect to the Merger. The Merger has been reflected as a pooling of interests. The pro forma combined condensed statements of income for the six months ended June 30, 1997 and 1996 and the years ended December 31, 1996, 1995, and 1994 were prepared on the assumption that the Merger had been effected as of the beginning of the applicable six-month or annual period for Sovereign or Bankers, as the case may be.

                      Pro Forma Unaudited Income Statement
                     For the Six Months Ended June 30, 1997
                      (In thousands, except per share data)

                                                        Sovereign
                                                           and
                                                         Bankers
                                Sovereign    Bankers     Combined
                                ---------    -------    ---------
Interest income ............    $360,816     $89,398    $450,214
Interest expense ...........     234,302      55,548     289,850
                                --------     -------    --------
Net interest income ........     126,514       2,300     160,364
Provision for possible
  loan losses ..............       9,700       2,300      12,000
                                --------     -------    --------
Net interest income after
  provision for possible
  loan losses ..............     116,814      31,550     148,364
                                --------     -------    --------
Other non-interest income ..      16,905       1,222      18,127
Non-interest expense .......      82,776      10,278      93,054
                                --------     -------    --------
Income before taxes ........      50,943      22,494      73,437
Income taxes ...............      20,230       8,172      28,402
                                --------     -------    --------
Net income .................    $ 30,713     $14,322    $ 45,035
                                ========     =======    ========
Earnings per share .........    $   0.39     $  1.13    $   0.44
                                ========     =======    ========




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


                      Pro Forma Unaudited Income Statement
                     For the Six Months Ended June 30, 1996
                      (In thousands, except per share data)

                                                        Sovereign
                                                           and
                                                         Bankers
                                Sovereign    Bankers     Combined
                                ---------    -------    ----------
Interest income ............    $313,564     $71,305    $384,869
Interest expense ...........     195,986      40,863     236,849
                                --------     -------    --------
Net interest income ........     117,578      30,442     148,020
Provision for possible
  loan losses ..............       2,216       2,150       4,366
                                --------     -------    --------
Net interest income after
  provision for possible
  loan losses ..............     115,362      28,292     143,654
                                --------     -------    --------
Other non-interest income ..      17,660       1,056      18,716
Non-interest expense .......      77,939      10,056      87,995
                                --------     -------    --------
Income before taxes ........      55,083      19,292      74,375
Income taxes ...............      20,794       6,947      27,741
                                --------     -------    --------
Net income .................    $ 34,289     $12,345    $ 46,634
                                ========     =======    ========
Earnings per share .........    $   0.45     $  0.95    $   0.46
                                ========     =======    ========




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

             Pro Forma Unaudited Combined Condensed Income Statement
                      For the Year Ended December 31, 1996
                      (In thousands, except per share data)

                                                        Sovereign
                                                           and
                                                         Bankers
                                Sovereign    Bankers     Combined
                                ---------    -------    ----------
Interest income ............    $665,489     $153,105   $818,594
Interest expense ...........     423,594       90,879    514,473
                                --------     --------   --------
Net interest income ........     241,895       62,226    304,121
Provision for possible
  loan losses ..............      11,416        3,950     15,366
                                --------     --------   --------
Net interest income after
  provision for possible
  loan losses ..............     230,479       58,276    288,755
                                --------     --------   --------
Other non-interest income ..      44,163        2,141     46,304
Non-interest expense .......     198,893       22,591    221,484
                                --------     --------   --------
Income before taxes ........      75,749       37,826    113,575
Income taxes ...............      29,935       13,501     43,436
                                --------     --------   --------
Net income .................    $ 45,814     $ 24,325   $ 70,139
                                ========     ========   ========
Earnings per share .........    $   0.59     $   1.90   $   0.69
                                ========     ========   ========


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             Pro Forma Unaudited Combined Condensed Income Statement
                      For the Year Ended December 31, 1995
                      (In thousands, except per share data)

                                                        Sovereign
                                                           and
                                                         Bankers
                                Sovereign    Bankers     Combined
                                ---------    -------   -----------
Interest income ............    $537,380     $129,265   $666,645
Interest expense ...........     340,570       73,818    414,388
                                --------     --------   --------
Net interest income ........     196,810       55,447    252,257
Provision for possible
  loan losses ..............       2,650        5,500      8,150
                                --------     --------   --------
Net interest income after
  provision for possible
  loan losses ..............     194,160       49,947    244,107
                                --------     --------   --------
Other non-interest income ..      32,197          739     32,936
Non-interest expense .......     135,280       19,999    155,279
                                --------     --------   --------
Income before taxes ........      91,077       30,687    121,764
Income taxes ...............      30,671       10,683     41,354
                                --------     --------   --------
Net income .................    $ 60,406     $ 20,004   $ 80,410
                                ========     ========   ========
Earnings per share .........    $   0.82     $   1.51   $   0.82
                                ========     ========   ========




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

             Pro Forma Unaudited Combined Condensed Income Statement
                      For the Year Ended December 31, 1994
                      (In thousands, except per share data)

                                                        Sovereign
                                                           and
                                                         Bankers
                                Sovereign    Bankers     Combined
                                ---------    -------    ----------
Interest income ............    $389,076     $106,602   $495,678
Interest expense ...........     212,189       51,123    263,312
                                --------     --------   --------
Net interest income ........     176,887       55,479    232,366
Provision for possible
  loan losses ..............       5,992        3,970      9,962
                                --------     --------   --------
Net interest income after
  provision for possible
  loan losses ..............     170,895       51,509    222,404
                                --------     --------   --------
Other non-interest income ..      18,704        1,683     20,387
Non-interest expense .......     109,870       21,130    131,000
                                --------     --------   --------
Income before taxes ........      79,729       32,062    111,791
Income taxes ...............      29,830       11,058     40,888
                                --------     --------   --------
Net income .................    $ 49,899     $ 21,004   $ 70,903
                                ========     ========   ========
Earnings per share .........    $   0.74     $   1.56   $   0.77
                                ========     ========   ========


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